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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 11, 1995


                    Health-Chem Corporation
      Exact name of registrant as specified in its charter)


                         Delaware
         (State or other jurisdiction of incorporation)


       1-6787                               13-2682801
(Commission File Number)           (IRS Employer Identification No.


1212 Avenue of the Americas, New York, NY          10036
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (212) 398-0700










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Item 5.  Other Events


     On October 11, 1995, Pacific Combining Corporation ("Pacific"), a subsidiary of Health-Chem Corporation (the "Company"), obtained a $1,750,000 term loan (the "Loan") from The First National Bank of Maryland (the "Lender"). Pursuant to a Loan and Security Agreement dated as of October 11, 1995 between Pacific, the Company and its other operating subsidiaries (the "Guarantors") and the Lender, the Lender has agreed to provide financing to Pacific in the maximum aggregate principal amount of $1,750,000. Unless Pacific elects otherwise in accordance with the loan documents, borrowings under the Loan and Security Agreement will bear interest at the Lender's prime rate plus .375%. The Loan is secured by a pledge of substantially all the assets of Pacific and the Guarantors with the exception of real estate. These assets also secure the Company's $6,000,000 revolving line of credit facility from the Lender which was originally entered into in July 1994.

     Proceeds from borrowings under the Loan and Security Agreement will be used by Pacific to finance the acquisition costs of certain new equipment and machinery and for general working capital purposes.

     The terms of the Loan are more fully described in the Loan and Security Agreement, a copy of which is annexed as an exhibit hereto and incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits
                                                               Page

1.   Loan and Security Agreement, dated October 11, 1995         6
between Pacific Combining Corporation, the Company, Hercon
Laboratories Corporation, Herculite Products, Inc., Hercon
Environmental Corporation, Transderm Laboratories Corporation and the First National Bank of Maryland.

2.   Press release, dated October 13, 1995, by the Company       5






























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                            SIGNATURE



     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HEALTH-CHEM CORPORATION



Date:  October 19, 1995         By: /s/ Robert D. Speiser
                                    Robert D. Speiser
                                    Executive Vice President

































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CONTACT:             -or-    HEALTH-CHEM'S INVESTOR RELATIONS FIRM:
Health-Chem Corporation      The Equity Group Inc.
Bruce M. Schloss             Devin Sullivan   (212) 836-9608
Vice President               Tamara Ehlin     (212) 836-9607
(212) 398-0700



                      FOR IMMEDIATE RELEASE

       HEALTH-CHEM'S PACIFIC COMBINING SUBSIDIARY OBTAINS

                     $1.75 MILLION TERM LOAN


New York, NY -- October 13, 1995 -- Health-Chem Corporation [ASE:HCH] today announced that its Pacific Combining Corporation subsidiary ("Pacific") has obtained a $1.75 million term loan from The First National Bank of Maryland. This loan will bear interest at the Bank's prime rate plus .375% and is secured by assets of Pacific, Health-Chem and Health-Chem's other operating subsidiaries, with the exception of real estate.

The loan will be used by Pacific to finance the acquisition costs of certain new equipment and machinery and for the general working capital needs.